UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 2, 2009

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	38-0572515
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On June 2, 2009, General Motors Corporation (“GM”) provided the presentation materials attached hereto as Exhibit 99.1 in connection with a Financial Analysts and Media Conference Call held on that day. Copies of the webcast of the conference call and of the materials are available on GM’s website, at http://media.gm.com. The presentation materials contain a non-GAAP financial measure, as defined in Regulation G. The reconciliation of this non-GAAP financial measure to the closest equivalent item presented in accordance with generally accepted accounting principles in the United States is attached as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits

Number	Description
99.1	Presentation Materials, Financial Analysts and Media Conference Call, June 2, 2009
99.2	Reconciliation of non-GAAP financial measure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

June 3, 2009	By:	/s/ Nick S. Cyprus
(Date)		Nick S. Cyprus
Controller and Chief Accounting Officer

EXHIBIT INDEX

Number	Description
99.1	Presentation Materials, Financial Analysts and Media Conference Call, June 2, 2009
99.2	Reconciliation of non-GAAP financial measure